GulfMark Offshore, Inc GulfMark Offshore, Inc 2012 Bank of America Merrill Lynch Energy Conference 2012 Bank of America Merrill Lynch Energy Conference Exhibit 99.1

Forward Looking Statements
Forward Looking Statements

Cautionary Statement Regarding Forward-Looking Statements
Certain statements and information in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,”
“would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. All comments concerning our expectations for future revenues are based on our forecasts for our existing operations. Our forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the price of oil and gas and its effect on offshore drilling, vessel utilization and day rates; industry volatility; fluctuations in the size of the offshore marine vessel fleet in areas where the
Company operates; changes in competitive factors; delays or cost overruns on construction projects, and other material factors that are described from time to time in the Company’s filings with the SEC, including the registration statement and the Company’s Annual
Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
Consequently, the forward-looking statements contained herein should not be regarded as representations that the projected outcomes can or will be achieved. These forward-looking statements speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.
NYSE: GLF                                                   www.GulfMark.com

Long Term Revenue & EBITDA Long Term Revenue & EBITDA (in millions of dollars) (in millions of dollars) 3 * Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation

Pro Forma Prior Peak Revenue & EBITDA
Pro Forma Prior Peak Revenue & EBITDA
(in millions of dollars) (in millions of dollars)

* Note: Adjusted for Special Items, See Supporting Information at the end of this Presentation

5 Total Revenue in Backlog Total Revenue in Backlog (in thousands of dollars) (in thousands of dollars)

Global Vessel Diversification
Global Vessel Diversification
4
West Africa
AHTS              2
Mexico
AHTS                2
Trinidad
PSV                  2
FSV                  1
North Sea
PSV                21
AHTS              1
SpV                  1
Worldwide
PSV                     48
AHTS                  17
FSV                      3
SpV                      2
Total                   70
SE Asia
PSV                 4
AHTS            12
Revenue Breakout by Region
– Twelve Months Ended
September 30, 2012
North Sea
43%
Southeast
Asia
16%
14%
27%
Gulf of Mexico Gulf of Mexico Gulf of Mexico
Rest of Americas
Americas
41%
Brazil
PSV
SpV                   1

The GulfMark Fleet The GulfMark Fleet 7

Young & Versatile Fleet Young & Versatile Fleet 8 Number of Vessels GulfMark Built Per Year

Building For Our Future
Building For Our Future

Significant number of new generation rigs on order
Increasing Activity both in the North Sea and New Frontiers
Industry call for higher specification vessels to meet increasing regulatory demands:
• Deeper Waters and Harsher Environments
• Increased cargo carrying capacity and flexibility
•
Enhanced Green
Footprint and offering greater safety support

New Build Program Overview
New Build Program Overview
Two MMC 887 300 Class DP 2  (Europe) One  MMC 879 280 Class DP2 (Europe)
Two UT 755 XL 250 Class DP2 (Europe)
Two ST-216 300 Class Arctic DP2 (Europe) Two 280 Class PSV DP2 (US)
Two 300 Class PSV  DP2 (US)

New Build and Vessel Enhancement
New Build and Vessel Enhancement
Program Summary
Program Summary

• North Sea
• 7 Newbuild Vessels
•
North Sea vessels hedged in EUR
•
DP2 Green PSVs (300 Class (2), 300 Class Arctic (2), 280 Class (1), 250 Class (2),
240 Class (1))
•
Staggered delivery of Newbuilds- 2Q 2013 through 1Q 2014
• U.S. GOM
• 4 Newbuild US Flagged Vessels for Approximately $170 million
•
DP2 Green PSVs (280 Class(2), 300 Class (2))
•
Staggered delivery - 3Q 2013 through 1Q 2015
• U.S. GOM – Stretch Program
• 3 More Vessels (190 Class 230 Class)
•
Anticipated Completion Q2 2013
•
Next Steps – 210 Class         260 Class

Building For Our Future: 2013 & Beyond
Building For Our Future: 2013 & Beyond
(U.S. dollars, in millions) (U.S. dollars, in millions)

Vessels Under
Construction Vessel Type
Initial
Operating
Region
Estimated
Construction
Cost
Estimated
Average Annual
EBITDA
Implied EBITDA
Multiple
300 Class PSV North Sea $37.0 $8.2 4.5x
300 Class PSV North Sea $37.0 $8.2 4.5x
280 Class PSV North Sea $34.0 $7.7 4.4x
300 Class Arctic PSV North Sea $58.0 $10.8 5.4x
300 Class Arctic PSV North Sea $60.0 $10.8 5.6x
250 Class PSV North Sea $31.0 $7.4 4.2x
250 Class PSV North Sea $31.0 $7.4 4.2x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 280 Class PSV Americas $36.0 $6.5 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
US 300 Class PSV Americas $48.0 $8.8 5.5x
Total $456.0 $91.1 5.0x

New Build Delivery Schedule New Build Delivery Schedule 13

GulfMark Stretch Program GulfMark Stretch Program 14

Market Market Drivers Drivers 15

Rig Growth in the North Sea
Rig Growth in the North Sea
16
Source: IHS Petrodata , Carnegie Research
Floating Rigs
Active
35
Scheduled
Arrivals/Activations
(by 2014)

% Increase
46%
Jackups
Active
41
Scheduled Arrivals
(by 2014)
8
% Increase
20%

Rig Growth in the North Sea Rig Growth in the North Sea 17 Source: IHS Petrodata

Floating Rig Growth in the U.S. GOM Floating Rig Growth in the U.S. GOM 18 Source: IHS Petrodata – August 2012 Floating Rigs in U.S. GOM Active 33 Scheduled Arrivals (by 2014) 14 % Increase 42%

Floating Rig Growth in the U.S. GOM Floating Rig Growth in the U.S. GOM 19 Source: Barclays, IHS Petrodata

Worldwide Sub Sea –
Worldwide Sub Sea –
Driving the Future
Driving the Future

Sub Sea Activity is Continuing to Expand
•
Subsea Demand Expected to Increase 33% and
Annual Expenditure double to $20.3 Billion by 2016
•
Set to Top $77 Billion Over Next Five Years
•
Increase of 63% Over Previous Five Year Period
•
Sub Sea Work Requires Newer, More Specialized
Vessels and Support Equipment
Sub Sea Activity is Continuing to Expand
•
Subsea Demand Expected to Increase 33% and
Annual Expenditure double to $20.3 Billion by 2016
•
Set to Top $77 Billion Over Next Five Years
•
Increase of 63% Over Previous Five Year Period
•
Sub Sea Work Requires Newer, More Specialized
Vessels and Support Equipment
Source: Douglas-Westwood’s World Subsea Vessel Operations Market Forecast 2012-2016

Financial Information Financial Information 21

22 Consistent Reduction in Consistent Reduction in Net Debt Position Net Debt Position

Investment Highlights
Investment Highlights
Industry Leaders in QHSE Performance & People Development
Global Presence and Diverse Operations Expertise
Financial Stability & Flexibility to Pursue Opportunities
Growth through Both Acquisition and New Construction
Young, Versatile, High-Specification Fleet

Reconciliation of Adjusted EBITDA
Reconciliation of Adjusted EBITDA

EBITDA is defined as net income (loss) before interest expense, net, income tax provision, and depreciation and amortization, which includes impairment. Adjusted
EBITDA is calculated by adjusting EBITDA for certain items that we believe are non-cash or unusual, consisting of: (i) loss from unconsolidated ventures; (ii) minority interest; and (iii) other (income) expense, net. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow data, a measure of liquidity or an alternative to income from operations or net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. EBITDA and Adjusted EBITDA are presented because we believe they are used by security analysts, investors and other interested parties in the evaluation of companies in our industry. However, since EBITDA and Adjusted EBITDA are not measurements determined in accordance with GAAP and are thus susceptible to varying calculations, EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 TTM
Net (loss) income $24.0 $0.5 ($4.6) $38.4 $89.7 $99.0 $183.8 $50.6 ($34.7) $49.9 $47.8
Interest expense, net 10.9 12.8 17.0 18.4 14.4 4.8 12.8 19.9 20.7 21.6 22.6
Income tax (benefit) 3.0 0.2 (6.5) 3.4 3.0 30.2 11.7 (2.1) (12.7) 4.7 5.5
Depreciation & Amortization 21.4 28.0 26.1 28.9 28.5 30.6 44.3 53.0 57.0 59.6 59.6
EBITDA 59.3 $     41.5 $     32.0 $     89.1 $     135.6 $   164.6 $   252.6 $   121.5 $   30.2 $    135.8 $   135.5 $
Adjustments:
Impairment - - - - - - - 46.2 97.7 1.8 2.7
Debt refinancing costs - - 6.5 - - - - - - - 3.8
Accounting Change - - 7.3 - - - - - - - -
Other (2.5) 1.3 (1.5) (0.5) 0.1 0.3 (1.6) 1.2 (0.1) 2.3 0.5
Adjusted EBITDA $56.8 $42.8 $44.3 $88.6 $135.7 $164.9 $251.0 $168.8 $127.8 $139.9 $142.5